GOODWILL	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
GOODWILL	GOODWILL

($ millions)	2024	2023
Goodwill, beginning of year	275.9	203.9
Hammerhead acquisition	—	72.6
Impairment on assets held for sale	(25.5)	—
Southern Alberta disposition	(3.7)	—
Swan Hills disposition	(2.9)	—
Other dispositions	—	(0.6)
Goodwill, end of year	243.8	275.9
Goodwill has been assigned to the Canadian operating segment.
Impairment test of goodwill
2024 Assets Held for Sale
At March 31, 2024, the Company classified certain non-core assets in the Canadian operating segment as held for sale. Immediately prior to classifying the assets as held for sale, the Company conducted a review of the assets' recoverable amounts and recorded an impairment loss of $25.5 million related to goodwill. The Company completed the disposition of these assets in June 2024. See Note 8 - "Capital Acquisitions and Dispositions" for additional information.
Annual Impairment Assessment
The impairment tests of goodwill compared the recoverable amount of the Company's PP&E and E&E to the carrying amount of the combined PP&E, E&E and goodwill at December 31, 2024 and December 31, 2023. The recoverable amount of the Company's PP&E and E&E was estimated using independent reserve evaluator forecast benchmark commodity prices, proved plus probable oil and gas reserve estimates and management's estimate of the fair market value of undeveloped land. As a result of these tests, the Company concluded that the estimated recoverable amounts exceeded the carrying amounts and no impairments were recorded. At December 31, 2024, the Company used an average discount rate of approximately 13 percent. With all other variables held constant, a 1 percent change in discount rate would not result in an impairment of goodwill.
The following table outlines the forecast benchmark commodity prices and the exchange rate used in the impairment calculation of goodwill at December 31, 2024:

	2025 (1)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035 (3)
WTI ($US/bbl) (2)	71.58	74.48	75.81	77.66	79.22	80.80	82.42	84.06	85.74	87.46	89.21
Exchange Rate ($US/$Cdn)	0.712	0.728	0.743	0.743	0.743	0.743	0.743	0.743	0.743	0.743	0.743
WTI ($Cdn/bbl)	100.53	102.31	102.03	104.52	106.62	108.75	110.93	113.14	115.40	117.71	120.07
AECO ($Cdn/mmbtu) (2)	2.36	3.33	3.48	3.69	3.76	3.83	3.91	3.99	4.07	4.15	4.23
(1)Effective January 1, 2025.
(2)The forecast benchmark commodity prices are adjusted for quality differentials, heat content, distance to market and other factors in performing the impairment tests.
(3)Benchmark commodity prices are assumed to increase by 2.0% in each year after 2035 to the end of the reserve life. Exchange rates are assumed constant at 0.743.
The following table outlines the forecast benchmark commodity prices and the exchange rate used in the impairment calculation of goodwill at December 31, 2023:

	2024 (1)	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034 (3)
WTI ($US/bbl) (2)	73.67	74.98	76.14	77.66	79.22	80.80	82.42	84.06	85.74	87.46	89.21
Exchange Rate ($US/$Cdn)	0.752	0.752	0.755	0.755	0.755	0.755	0.755	0.755	0.755	0.755	0.755
WTI ($Cdn/bbl)	97.97	99.71	100.85	102.86	104.93	107.02	109.17	111.34	113.56	115.84	118.16
AECO ($Cdn/mmbtu) (2)	2.20	3.37	4.05	4.13	4.21	4.30	4.38	4.47	4.56	4.65	4.74
(1)Effective January 1, 2024.
(2)The forecast benchmark commodity prices are adjusted for quality differentials, heat content, distance to market and other factors in performing the impairment tests.
(3)Benchmark commodity prices are assumed to increase by 2.0% in each year after 2034 to the end of the reserve life. Exchange rates are assumed constant at 0.755.